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}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}
}{                                                                            }{
}{                                                                            }{
}{       )-------------(                                   )-------------(    }{
}{       |    NUMBER   |     (Picture - Bald Eagle)        |    SHARES   |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE            }{
}{                             Cemreil Group, Inc.                            }{
}{                             -------------------                            }{
}{                  TOTAL AUTHORIZED ISSUE 20,000,000 SHARES                  }{
}{  10,000 SHARES PAR VALUE $.001 EACH    10,000 SHARES PAR VALUE $.001 EACH  }{
}{             COMMON STOCK                        PREFERRED STOCK            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{  This is to certify that _________________________________is the owner of  }{
}{                                                                            }{
}{  ________________________________________________________________________  }{
}{                                                                            }{
}{                                                                            }{
}{           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF          }{
}{                             Cemreil Group, Inc.                            }{
}{  transferable  on the  books of the  Corporation by the  holder hereof in  }{
}{  person or by duly authorized Attorney upon surrender of this Certificate  }{
}{  properly endorsed.                                                        }{
}{                                                                            }{
}{  Witness,  the  seal of the  Corporation and  the signatures  of its duly  }{
}{  authorized officers.                                                      }{
}{                                                                            }{
}{  Dated                                                                     }{
}{                                                                            }{
}{  ______________________________            ______________________________  }{
}{                       SECRETARY                                 PRESIDENT  }{
}{                                                                            }{
}{============================================================================}{
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}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}